Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Because we have no current intention to grant Options (and further, have not done so since our IPO), we do not have a policy or practice regarding option grant timing. Our Board and the Compensation Committee do not take material nonpublic information into account when determining the timing and terms of equity grants. We do not have a policy or practice to time equity grants based on the release of material non-public information.

Award Timing Method	Because we have no current intention to grant Options (and further, have not done so since our IPO), we do not have a policy or practice regarding option grant timing. Our Board and the Compensation Committee do not take material nonpublic information into account when determining the timing and terms of equity grants.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false